UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2012

EDGEN MURRAY II, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	333-165298-01	20-8864225
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18444 Highland Road

Baton Rouge, LA 70809

(225) 756-9868

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Edgen Murray II, L.P.’s (the “Company”) selected consolidated financial information at December 31, 2011 and 2010 and selected other financial information at December 31, 2011, 2010 and 2009, is as follows:

(Unaudited—in millions)

Selected Consolidated Statement of Operations Information

	Year Ended December 31,
	2011	2010
Sales	$911.6	$627.7
Operating expenses:
Cost of sales (exclusive of depreciation and amortization shown below)	777.1	536.8
Selling, general and administrative expense, net of service fee income	75.0	65.3
Depreciation and amortization expense	21.1	20.3
Impairment of goodwill	—	62.8

Total operating expenses	873.2	685.2

Income (loss) from operations	$38.4	$(57.5)

Net loss	$(24.5)	$(98.3)

Selected Liquidity and Capital Resources Information

	December 31,	December 31,
	2011	2010
Cash and cash equivalents	$26.2	$62.5
Accrued interest	26.4	26.3

Long-term debt and capital lease:
Edgen Murray Corporation Senior Secured Notes	$462.0	$461.3
EM Revolving Credit Facility	20.5	—
EM FZE Facility	—	—
Capital lease	18.2	18.5

Total long-term debt and capital lease	$500.7	$479.8

Borrowing availability:
EM Revolving Credit Facility	$95.0	$80.8
EM FZE Facility	4.5	11.1

Total borrowing availability	$99.5	$91.9

Selected Consolidated Statement of Cash Flows Information

	Year Ended December 31,
	2011	2010
Cash flows (used in) provided by operating activities	$(57.6)	$30.2
Cash flows provided by (used in) investing activities	3.4	(26.8)
Purchases of property, plant, and equipment	(2.8)	(14.0)
Cash flows provided by (used in) financing activities	19.0	(5.6)

Other Financial Information

	December 31, 2011	December 31, 2010	December 31, 2009
Sales backlog (end of period)	$353	$210	$144

Initial Public Offering of Edgen Group Inc.

On December 29, 2011, Edgen Group Inc., a newly formed Delaware corporation, filed a Registration Statement on Form S-1 with the United States Securities and Exchange Commission relating to an initial public offering of shares of its Class A common stock. If the registration statement is declared effective and if the offering is completed, Edgen Group Inc. would serve as the holding company of EM II LP and its subsidiaries. While the registration statement relating to these securities is pending, the Company will not hold a conference call to discuss the financial results for the year ended December 31, 2011.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2012	EDGEN MURRAY II, L.P.

	By:	/s/ David L. Laxton, III
Name: David L. Laxton, III
Title: Chief Financial Officer

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